Exhibit 10.3

CERIDIAN HCM HOLDING INC.

2018 Equity Incentive Plan

Performance Stock Unit Award Agreement

Voidable if Not Electronically Signed
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Employee Name/Nom de l’employé: %%FIRST_NAME%-% %%LAST_NAME%-%

Employee ID No./ Matricule: %%EMPLOYEE_IDENTIFIER%-%

Grant Date/ Date d’attribution: %%OPTION_DATE,'Month DD, YYYY'%-%

Target Performance Stock Units/Nombre d'unités d'actions temporairement incessibles: %%TOTAL_SHARES_GRANTED,'999,999,999'%-%

Performance Period:

This Performance Stock Unit Award Agreement (this “Agreement”) is made by and between Ceridian HCM Holding Inc., a Delaware corporation (the “Company”), and the above-named participant (the “Participant”), effective as of the above-designated grant date (the “Grant Date”).

RECITALS

WHEREAS, the Company has adopted the Ceridian HCM Holding Inc. 2018 Equity Incentive Plan (as the same may be amended from time to time, the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Plan; and

WHEREAS, the Committee and/or the Board has authorized and approved the grant of an Award to the Participant that will provide the Participant the opportunity to acquire a target number of shares of Common Stock (“Shares”) upon the settlement of performance-based restricted stock units on the terms and conditions set forth in the Plan and this Agreement (“Performance Stock Units”).

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the parties agree as follows:

1.
Grant of Performance Stock Unit Award. The Company hereby grants to the Participant the above-designated target number of Performance Stock Units (the “Target Performance Stock Units”) on the terms and conditions set forth in the Plan and this Agreement, subject to adjustment as set forth in the Plan. For purposes of this Agreement, "Employer" means the Company, or if different, the Subsidiary to which the Participant provides Service. Each Performance Stock Unit represents a contractual right to receive one (1) Share upon the satisfaction of the terms and conditions of this Agreement. The actual number of Performance Stock Units that may become vested and settled pursuant to this Agreement will depend on the achievement of the performance metrics defined and reflected in Exhibit A to this Agreement (the "Performance Metrics") during the Performance Period. The number of Target Performance Stock Units shall be apportioned to each Performance Metric as provided in Exhibit A to this Agreement.
2.
Vesting and Forfeiture of Performance Stock Units.
(a)
Normal Vesting. Subject to the terms and conditions set forth in the Plan and this Agreement, the Award shall vest with respect to the Target Performance Stock Units, if any, as determined pursuant to the terms of Exhibit A, which is incorporated by reference herein and made a part of this Agreement; provided that (except as set forth in Sections 2(b) - 2(e) below) the Award shall not vest with respect to any Performance Stock Units under the terms of this Agreement unless the Participant remains in Service from the Grant Date through the later of (i) the date on which the Committee determines the actual number of Performance Stock Units that vest pursuant to the achievement of the Performance Metrics (the “Certification Date”), or (ii) the vesting date pursuant to the terms of Exhibit A. The Committee shall determine the actual number of Performance Stock Units that vest pursuant to the achievement of the Performance Metrics and such determination shall be final and conclusive. Until the Committee has made such a determination, none of the Performance Metrics will be considered to have been satisfied and the Participant shall have no vested interest in the Performance Stock Units. The Committee shall complete the certification no later than three (3) calendar months following the last day of the Performance Period (the "Certification Deadline"). If the Committee does not complete the certification by the Certification Deadline, the Participant shall not vest in any portion of the Target Performance Stock Units and the Target Performance Stock Units immediately shall be forfeited.
(b)
Death. In the event of the Participant's termination of continuous Service due to death, the Target Performance Stock Units shall become vested as of the date of the Participant's death.
(c)
Retirement. In the event the Participant's termination of continuous Service due to Retirement and to the extent the vesting period exceeds one (1) year, the Earned Percentage of the Target Performance Stock Units shall become vested as of the date of the Participant's termination of continuous Service due to Retirement. For purposes of this Agreement, “Retirement” shall mean a Participant's voluntary or involuntary termination of continuous Service without Cause upon (i) the attainment of age 65; and (ii) the completion of 10 years of continuous Service with the

Company or its Subsidiaries. Further, the “Earned Percentage” shall mean a fraction, the numerator of which shall be the number of whole months the Participant remained in continuous Service during the Performance Period and the denominator of which shall be the number of whole months in the Performance Period.
(d)
Involuntary Termination of Service. In the event of the Participant's involuntary termination of continuous Service without Cause and for reasons other than Death or Retirement, and to the extent the vesting period exceeds one (1) year, the Earned Percentage of the Target Performance Stock Units shall become vested as of the date of the Participant's involuntary termination of continuous Service without Cause.
(e)
Termination of Service. In the event of the Participant's termination of continuous Service for reasons other than as provided in Sections 2(b), 2(c) and 2(d), the Target Performance Stock Units shall be forfeited as of the date of the Participant's termination of continuous Service. Without limiting the generality of the foregoing and for the sake of clarity, any Shares (and any resulting proceeds) previously acquired pursuant to the Performance Stock Units will continue to be subject to Section 13.2 (Termination for Cause) and 13.3 (Right of Recapture) of the Plan.
3.
Settlement. T The Company shall deliver to the Participant, within forty-five (45) days of the later of (a) the Certification Date, or (b) the vesting date pursuant to the terms of Exhibit A, a number of whole Shares equal to the aggregate number of Performance Stock Units that vest as of such date, rounded to the nearest whole Share (no fractional Shares or cash in lieu of fractional Shares will be delivered). The Company may deliver such Shares either through book entry accounts held by, or in the name of, the Participant or cause to be issued a certificate or certificates representing the number of Shares to be issued in respect of the Performance Stock Units, registered in the name of the Participant. Notwithstanding the foregoing, the Performance Stock Units may be settled in the form of: (a) cash, to the extent settlement in Shares (i) is prohibited under applicable laws, (ii) would require the Participant, the Company or the Employer to obtain the approval of any governmental and/or regulatory body in the Participant's country of residence (and country of Service, if different), or (iii) is administratively burdensome; or (b) Shares, but the Company may require the Participant to immediately sell such Shares if necessary to comply with applicable laws (in which case, the Participant hereby expressly authorizes the Company to issue sales instructions in relation to such Shares on the Participant's behalf).
4.
Responsibility for Taxes.

(a)
Regardless of any action the Company or the Employer takes with respect to any or all income tax, social insurance, payroll tax, fringe benefit, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the Employer to be an appropriate charge to the Participant even if technically due by the Company or the Employer (the “Tax-Related Items”), the Participant acknowledges and agrees that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges and agrees that the Company and/or the Employer:
(i)
make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Participant’s participation in the Plan, including, but not limited to, the grant of Performance Stock Units, the vesting of Performance Stock Units, the subsequent sale of Shares purchased under the Plan and the receipt of any dividends;
(ii)
do not commit to and are under no obligation to structure the terms of the Performance Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result; and
(iii)
if the Participant has become subject to tax in more than one jurisdiction between the date the Performance Stock Units are granted and the date of any relevant taxable or tax withholding event, the Participant acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)
Prior to the relevant taxable or taxable withholding event, as applicable, the Participant expressly agrees that, except as otherwise prohibited under applicable law, all Tax-Related Items required to be withheld with respect to the Performance Stock Units shall be satisfied pursuant to a mandatory "sell-to-cover" method whereby a sufficient number of whole Shares otherwise issuable to the Participant upon vesting of the Performance Stock Units shall be sold by the Plan Broker (as defined below) on behalf of the Participant to satisfy the amount of the required Tax-Related Items required to be withheld (the "STC Tax Withholding Method"). For purposes of the foregoing,
(i)
the Participant shall be deemed to have been issued the full number of Shares otherwise issuable on the applicable vesting date, notwithstanding that a number of whole Shares has been sold by the Plan Broker on behalf of the Participant to satisfy the Tax-Related Items required to be withheld,
(ii)
the Company or the Employer may determine the amount of Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company or the Employer in good faith and in its sole discretion) or other applicable withholding rates, including maximum withholding rates, and
(iii)
the Participant shall have no discretion or authority with respect to sales made by the Plan Broker to satisfy the Tax-Related Items. To the extent the STC Tax Withholding Method is prohibited under applicable law, the Participant shall be required make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items required to be withheld. For the sake of clarity, the Company expressly intends for the STC Tax Withholding Method to fully comply with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") to the extent the Participant is subject to Section 16 of the Exchange Act.

(c)
Finally, the Participant agrees to pay to the Company or the Employer any number of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company or the Employer may refuse to honor the vesting of the Performance Stock Units, or refuse to deliver the Shares or the proceeds of the sale of Shares, if the Participant fails to comply with the Participant's obligations in connection with the Tax-Related Items.
5.
Change of Control. Notwithstanding anything in this Agreement to the contrary, upon a Change of Control where the Performance Stock Units are assumed, continued or substituted by the acquiring/surviving corporation, in the event of the Participant's involuntary termination of continuous Service without Cause within 12 months of the effective date of the Change of Control, the Target

Performance Stock Units shall become vested as of the date of the Participant's involuntary termination of continuous Service without Cause. In the event of a Change of Control in which the Performance Stock Units are not assumed, continued, or substituted by the acquiring/surviving corporation, the Target Performance Stock Units shall immediately vest in full as of the effective date of such Change of Control and the vested Performance Stock Units shall be settled in accordance with Section 3 of this Agreement.
6.
Compliance with Laws. If the Participant is a resident or providing Service outside of the United States, as a condition of participation, the Participant agrees to repatriate all payments attributable to the Shares or cash acquired under the Plan (including, but not limited to, dividends and any proceeds derived from the sale of Shares acquired under the Plan) in accordance with local foreign exchange rules and regulations in the Participant’s country of residence (and country of Service, if different ). In addition, the Participant agrees to take any and all actions, and consents to any and all actions taken by the Company and the Employer, as may be required to allow the Company and the Employer to comply with local laws, rules and regulations in the Participant’s country of residence (and country of Service, if different ). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal legal and tax obligations under local laws, rules and regulations in the Participant’s country of residence (and country of Service, if different).
7.
Private Placement. If the Participant is a resident or providing Service outside of the United States, the Performance Stock Units are not intended to be a public offering of securities in the Participant’s country of residence (or country of Service, if different). The Company has not submitted a registration statement, prospectus or other filing with the local securities authorities (unless otherwise required under local law), and the Performance Stock Units are not subject to the supervision of local securities authorities.
8.
No Advice Regarding Participation. No employee of the Company or its Subsidiaries is permitted to advise the Participant regarding participation in the Plan. The Participant should consult with the Participant’s qualified personal tax, legal and financial advisors before taking any action related to the Plan.
9.
Insider Trading and Market Abuse Laws: By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant). The Participant acknowledges that, depending on the Participant or the Participant’s broker’s country of residence or where the Shares are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares or rights linked to the value of Shares during such times the Participant is considered to have “inside information” regarding the Company as defined in the laws or regulations in the Participant’s country of residence (and country of Service, if different). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before the Participant possessed inside information. Furthermore, the Participant could be prohibited from (a) disclosing the inside information to any third party (other than on a “need to know” basis), and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any restrictions and the Participant should speak to a personal advisor on this matter.
10.
Imposition of Other Requirements: The Company reserves the right to impose other requirements on the Performance Stock Units, any Shares acquired pursuant to the Performance Stock Units and the Participant’s participation in the Plan to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable for legal or administrative reasons. Such requirements may include (but are not limited to) requiring the Participant to sign any agreements or undertakings that may be necessary to accomplish the foregoing.

11.
Data Privacy. The Participant hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of the Participant’s personal data as described in this document by and among, as applicable, the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

The Participant understands that the Company and the Employer hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, driver’s license information, nationality, C.V. (or resume), wage history, references, social insurance number, resident registration number or other identification number, salary, job title, severance contract, current wage and benefit information, personal bank account number, tax-related information, plan or benefit enrollment forms and elections, award or benefit statements, any Shares or directorships in the Company, details of all awards or any other entitlements to Shares awarded, canceled, purchased, vested, unvested or outstanding for purpose of managing and administering the Plan (“Data”).

The Participant understands that Data may be transferred to E*TRADE or any successor plan broker / administrator engaged by the Company (the "Plan Broker") and any third parties assisting in the implementation, administration and management of the Plan including, but not limited to, the Subsidiaries or Affiliates of the Company. These third-party recipients may be located in the Participant’s country of residence (and country of Service, if different) or elsewhere, and the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Company's Human Resources Department.

The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares acquired. The Participant understands that Data only will be held as long as is necessary to implement, administer and manage the Participant’s participation in the Plan.

The Participant understands that the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company's Human Resources Department. If the Participant does not consent, or if the Participant later seeks to revoke consent, the Participant’s service status and career will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that the Company would not be able to grant the Participant purchase rights or administer or maintain such purchase rights. Therefore, the Participant understands that refusing or withdrawing the Participant's consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the Company's Human Resources Department.

Finally, upon request of the Company or the Employer, the Participant agrees to provide an executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from the Participant for the purpose of administering the Participant’s participation in the Plan in compliance with the data privacy laws in the Participant’s country of residence (and country of Service, if different ), either now or in the future. The Participant understands and agrees that the Participant will be unable to participate in the Plan if the Participant fails to provide any such consent or agreement requested by the Company and/or the Employer.

12.
Nature of the Benefit. The Participant understands and agrees that:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature and may be amended, modified, suspended or terminated by the Company at any time as provided in the Plan;
(b)
the grant of Performance Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Stock Units, or benefits in lieu of Performance Stock Units, even if Performance Stock Units have been granted repeatedly in the past;
(c)
all decisions with respect to future grants, if any, including, but not limited to, the times when the Performance Stock Units shall be granted and the vesting period will be at the sole discretion of the Company;
(d)
the Participant’s participation in the Plan is voluntary;
(e)
the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(f)
the Performance Stock Units and any underlying Shares are not intended to replace any pension rights or compensation;
(g)
the grant of Performance Stock Units and the underlying Shares are an extraordinary item of compensation outside the scope of the Participant’s employment (and employment contract, if any) with the Employer and is not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments
(h)
the grant of Performance Stock Units will not be interpreted to form an employment contract with the Employer;
(i)
the Company and the Employer are not liable for any exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the Shares or any amounts due pursuant to settlement or the subsequent sale of any Shares; and
(j)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Performance Stock Units under the Plan resulting from the Participant’s termination of Service with the Employer for any reason (for any reason and whether or not in breach of local labor laws and whether or not later found to be invalid).
13.
Country Addendum; Interpretation of Terms; General. The term “Country Addendum” means any document prepared by the Company and which refers to this Agreement and contains additional Performance Stock Unit terms to address matters pertaining to the Participant’s then current country of residence (and country of Service, if different). If the Participant relocates to one of the countries included in the Country Addendum, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons (or the Company may establish alternative terms as may be necessary or advisable to accommodate the Participant’s transfer). The Country Addendum constitutes part of this Agreement. The Committee shall interpret the terms of the Performance Stock Units, this Agreement, the Plan and any Country Addendum, and all determinations by the Committee shall be final and binding. The Company may, without the Participant’s consent, assign all of their respective rights and obligations under the Performance Stock Unit to their respective successors and assigns. Following an assignment to the successor of the Company, as applicable, all references herein to the Board of Directors and Committee shall be references to the board of directors and committee, as applicable, of the successor of the Company. This Agreement, the Plan and any Country Addendum contain the complete agreement between the Company and the Participant concerning the Performance Stock Units, are governed by the laws of the State of Delaware (or the laws stated in an applicable Country Addendum), and may be amended only in writing, signed by an authorized officer of the Company. The Participant will take all actions reasonably requested by the Company to enable the administration of the Performance Stock Units and Plan and/or comply with the local laws and regulations of the Participant’s then current country of residence. No waiver of any breach or condition of this Agreement, the Plan or a Country Addendum shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.
14.
Compensation Recoupment Policy. The Performance Stock Units and any Shares issued thereunder shall be subject to any compensation recoupment policy of the Company that is applicable by its terms to the Participant and to awards of this type. For purposes of the foregoing, the Participant expressly and explicitly authorizes the Company to issue instructions, on the Participant's behalf, to any brokerage firm and/or third-party administrator engaged by the Company to hold Shares and other amounts acquired under the Plan to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company.
15.
Additional Covenants. To the extent enforceable by applicable law, and in consideration of the receipt of the Performance Stock Units granted by this Agreement, the Participant by signing below covenants and agrees to the covenants set out in Exhibit B hereto.
16.
Miscellaneous Provisions
(a)
Rights of a Shareholder of the Company. Prior to settlement of the Performance Stock Units in Shares, neither the Participant nor the Participant’s representative will have any rights as a shareholder of the Company with respect to any Shares underlying the Performance Stock Units. To the extent the Company pays any regular cash dividends to its shareholders, dividend equivalent rights with respect to the Shares will be accumulated and will be satisfied in additional Performance Stock Units that are subject to the same terms and conditions of the applicable Performance Stock Units.
(b)
Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties hereto with regard to the subject matter of this Agreement. This Agreement and the Plan supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter of this Agreement.

(c)
Official Language. The official language of this Agreement, the Plan and any Country Addendum is English. Documents or notices not originally written in English shall have no effect until they have been translated into English, and the English translation shall then be the prevailing form of such documents or notices. Any notices or other documents required to be delivered to the Company under this Agreement, shall be translated into English, at the Participant’s expense, and provided promptly to the Company in English. The Company may also request an untranslated copy of such documents.
(d)
Successors and Assigns. The provisions of this Agreement will inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s executor, personal representative(s), distributees, administrator, permitted transferees, permitted assignees, beneficiaries, and legatee(s), as applicable, whether or not any such person will have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.
(e)
Severability. The provisions of this Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, then the remaining provisions will nevertheless be binding and enforceable.
(f)
Amendment. Except as otherwise provided in the Plan, this Agreement will not be amended unless the amendment is agreed to in writing by both the Participant and the Company.
(g)
Signature in Counterparts. This Agreement may be signed in counterparts, manually or electronically, each of which will be an original, with the same effect as if the signatures to each were upon the same instrument.
(h)
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to any Awards granted under the Plan by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
(i)
Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions of the Plan and this Agreement and accepts the Performance Stock Units subject to all of the terms and conditions of the Plan and this Agreement. In the event of a conflict between any term or provision contained in this Agreement and a term or provision of the Plan, the applicable term and provision of the Plan will govern and prevail.
(j)
Section 409A. The Performance Stock Units are intended to be short-term deferrals exempt from Section 409A of the Code (“Section 409A”), to the extent applicable, and notwithstanding anything to the contrary herein, the Plan and this Agreement shall be interpreted and administered consistent with such intent, but in the event that any portion of this Award constitutes deferred compensation within the meaning of Section 409A, then the issuance of Shares shall comply with Section 409A. If any provision of the Plan or this Agreement would, in the reasonable, good faith judgment of the Committee, result or likely result in the imposition on the Participant of a penalty tax under Section 409A, the Committee may modify the terms of the Plan or this Agreement, without the consent of the Participant, in the manner that the Committee may determine to be necessary or advisable to avoid the imposition of such penalty tax. This Section 15(j) does not create an obligation on the part of the Company to modify the Plan or this Agreement and does not guarantee that the Performance Stock Units will not be subject to taxes, interest and penalties under Section 409A. In no event shall the Company be liable for any such taxes, interest or penalties that may be imposed.

Please read the Plan, the Agreement and the Country Addendum carefully as those documents contain important terms and conditions relating to the Performance Stock Units. In order to receive the Performance Stock Units, the Participant must acknowledge and accept the terms and conditions of the Plan and the Agreement electronically using the E*TRADE system. By electronically accepting the Performance Stock Units in the E*TRADE system, the Participant is acknowledging that he / she has reviewed, understood and agrees to the terms of the Plan and the Agreement and the Participant's intent to electronically sign the Agreement. If the Participant does not accept the Performance Stock Units electronically in the E*TRADE system within 120 days of the grant date, the Company will cancel the Performance Stock Units in its entirety, without any requirement to provide notice to the Participant, and it will cease to appear in the Participant's E*TRADE account or otherwise be outstanding. It is solely the Participant's responsibility to accept the Performance Stock Units.

By clicking on the “Accept” button, the Participant confirms having read and understood the documents relating to this grant, including Section 11 of this Agreement entitled Data Privacy, which were provided to you in the English language. The Participant accepts the terms of those documents accordingly.

By

Authorized Officer

The Participant has signed this Agreement upon electronically acknowledging acceptance with the intent to sign, in accordance with Section 16(h)

CERIDIAN HCM HOLDING INC.

2018 Equity Incentive Plan

Performance Stock Unit Award Agreement

COUNTRY ADDENDUM

This Country Addendum to the Agreement includes additional terms and conditions that govern the Performance Stock Units and the Participant’s participation in the Plan if the Participant resides and/or works outside of the United States. If the Participant is a citizen of a country other than that in which the Participant is currently residing and/or working, or is considered a resident of another country for local law purposes, the Country Addendum may not apply, or may not apply in the same manner, to the Participant, as shall be determined by the Company in view of applicable laws and the intent of the Company in granting the Award. Further, if the Participant transfers to another country reflected in this Country Addendum, the additional terms and conditions for such country (if any) will apply to the Participant to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable for legal or administrative reasons (or the Company may establish alternative terms as may be necessary or advisable to accommodate the Participant’s transfer). Capitalized terms not defined in this Country Addendum but defined in the Agreement or the Plan shall have the same meaning as in the Agreement or the Plan.

AUSTRALIA

1.
Australia Resident Participants. For purposes of complying with the Australian Securities and Investments Commission Class Order 14/1000, the “Offer to Australian Resident Participants Performance Stock Units/Performance Stock Units” (“Offer Document”) is set out in Exhibit C. The Participant should carefully read the Offer Document provided before making a decision whether to participate in the Plan.
2.
Breach of Law. Notwithstanding anything to the contrary in the Agreement or the Plan, the Participant will not be entitled to, and shall not claim any benefit (including without limitation a legal right) under the Plan if the provision of such benefit would give rise to a breach of Part 2D.2 of the Corporations Act 2001 (Cth) (or any successor provision), any other provision of that Act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits.
3.
Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

CANADA

1.
Securities Law Information. The Participant is permitted to sell Shares acquired through the Plan Broker, if any, provided that the resale of such Shares takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed.
2.
Termination Date. Notwithstanding any provisions in the Agreement or the Plan to the contrary, the effective date of the Participant’s termination of Service for purposes of the Performance Stock Units shall be the last day of any statutory notice of termination period required under applicable law but does not include any other period of notice or severance that was, or ought to have been given, in respect of the termination of the Employee’s employment.
3.
Settlement in Shares. Notwithstanding any provisions in the Agreement or the Plan to the contrary, no cash or other property (other than newly issued Shares) shall be issuable or deliverable by the Company upon vesting of the Participant’s PSUs hereunder. If the aggregate number of Shares issuable to such Participant upon vesting of the Participant’s PSUs hereunder would otherwise include a fraction of a Share, such number of Shares shall be rounded down to the nearest whole number of Shares.

If the Participant is a resident of Quebec, the following provision applies:

4.
English Language Consent. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressément souhaité que la convention, ainsi que tous les documents, avis et procédures judiciarise, exécutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

CHINA

The following terms and conditions will apply to the extent that the Company, in its discretion, determines that the Participant's participation in the Plan will be subject to exchange control requirements in the People’s Republic of China (“PRC”), as implemented by the PRC State Administration of Foreign Exchange (“SAFE”):

1.
Performance Stock Units Conditioned on Satisfaction of Regulatory Obligations. If the Participant is a national of the People’s Republic of China (“PRC”), the grant of the Performance Stock Units is conditioned upon the Company securing all necessary approvals from the SAFE to permit the operation of the Plan and the participation of PRC nationals employed in China, as determined by the Company in its sole discretion.
2.
Shares Must Be Held with Plan Broker. All Shares issued upon settlement of the Performance Stock Units will be deposited into a personal brokerage account established with the

Company’s Plan Broker on the Participant's behalf. The Participant understands that the Participant may sell the Shares at any time after they are deposited in such account, however, the Participant may not transfer the Shares out of the brokerage account with the Plan Broker.

Mandatory Sale of Shares Following Termination of Service. The Participant shall be required to sell all Shares acquired upon vesting of the Performance Stock Units no later than six (6) months following the Participant's termination of Service with the Company and its Subsidiaries (or such other period as may be required by the SAFE). If any Shares remain unsold following the designated period following the Participant's termination of Service, the Participant hereby directs, instructs and authorizes the Company to issue sale instructions on the Participant's behalf to the Plan Broker to sell such Shares. The Participant agrees to sign any additional agreements, forms and/or consents that reasonably may be requested by the Company (or the Plan Broker) to effectuate the sale of the Shares (including, without limitation, as to the transfer of the sale proceeds and other exchange control matters noted below) and shall otherwise cooperate with the Company with respect to such matters. The Participant acknowledges that neither the Company nor the Plan Broker is under any obligation to arrange for such sale of Shares at any particular price (it being understood that the sale will occur in the market) and that broker’s fees and similar expenses may be incurred in any such sale. In any event, when the Shares are sold, the sale proceeds, less any tax withholding, any broker’s fees or commissions, and any similar expenses of the sale will be remitted to the Participant in accordance with applicable exchange control laws and regulations.

3.
Exchange Control Restrictions. The Participant understands and agrees that, pursuant to local exchange control requirements, the Participant will be required immediately to repatriate to China the proceeds from the sale of any Shares acquired under the Plan. The Participant further understands that such repatriation of proceeds may be effected through a special bank account established by the Company or its Subsidiaries and Affiliates, and the Participant hereby consents and agrees that proceeds from the sale of Shares acquired under the Plan may be transferred to such account by the Company on the Participant's behalf prior to being delivered to the Participant and that no interest shall be paid with respect to funds held in such account. The proceeds may be paid to the Participant in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid to the Participant in U.S. dollars, the Participant understands that a U.S. dollar bank account in China must be established and maintained so that the proceeds may be deposited into such account. If the proceeds are paid to the Participant in local currency, the Participant acknowledges that the Company is under no obligation to secure any particular exchange conversion rate and that the Company may face delays in converting the proceeds to local currency due to exchange control restrictions. The Participant agrees to bear any currency fluctuation risk between the time the Shares are sold and the net proceeds are converted into local currency and distributed to the Participant. The Participant further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.
4.
Administration. The Company shall not be liable for any costs, fees, lost interest or dividends or other losses the Participant may incur or suffer resulting from the enforcement of the terms of this Country Addendum or otherwise from the Company’s operation and enforcement of the Plan, the Agreement and the Performance Stock Units in accordance with Chinese law including, without limitation, any applicable SAFE rules, regulations and requirements.

GERMANY

No country-specific provisions.

IRELAND

No country-specific provisions.

INDIA

No country-specific provisions.

MAURITIUS

No country-specific provisions.

MALAYSIA

No country-specific provisions.

NEW ZEALAND

1. Securities Law Notice.

WARNING: This is an offer of Performance Stock Units which, upon vesting and settlement in accordance with the terms of the Plan and the Agreement, will be converted into Shares. Shares provide the Participant with a stake in the ownership of the Company. the Participant may receive a return on any Shares acquired under the Plan if dividends are paid.

If the Company runs into financial difficulties and is wound up, the Participant will be paid only after all creditors and holders of preference shares have been paid. The Participant may lose some or all of his / her investment, if any.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, the Participant may not be given all the information usually required. The Participant also will have fewer other legal protections for this investment. On this basis, the Participant should seek independent professional advice before acquiring any Shares under the Plan.

Prior to the vesting and settlement of the Performance Stock Units, the Participant will not have any rights of ownership (e.g., voting or dividend rights) with respect to the underlying Shares.

No interest in any Performance Stock Units may be transferred (legally or beneficially), assigned, mortgaged, charged or encumbered.

The Shares are quoted on the New York Stock Exchange under the symbol "CDAY". This means that if Participant acquires Shares under the Plan, the Participant may be able to sell them on the New York Stock Exchange if there are interested buyers. The price will depend on the demand for the Shares.

The information on risk factors impacting the Company's business that may affect the value of the Shares, the Participant should refer to the risk factors discussion in the Company's Annual Report on Form 10-K and Quarterly reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov, as well as on the Company's Investor Relations website at https://investors.ceridian.com/overview/default.aspx.

For more details on the terms and conditions of the Performance Stock Units, please refer to the Notice, the Plan and the U.S. prospectus for the Plan which are available on the Stock Plan Administrator’s website and free of charge on request via email to.HCMStockEquityAward@Ceridian.com.

As noted above, the Participant should carefully read the materials provided before making a decision whether to participate in the Plan. The Participant also should contact the Participant's tax advisor for specific information concerning the Participant's personal tax situation with regard to Plan participation.

PHILIPPINES

1.
Securities Law Information. The Participant understands that the grant of Performance Stock Units under the Plan is being made pursuant to an exemption from registration under the Philippines Securities Regulation Code that has been approved by the Philippines Securities and Exchange Commission.

The risks of participating in the Plan include (without limitation) the risk of fluctuation in the price of the Shares on the New York Stock Exchange and the risk of currency fluctuations between the US Dollar and the Participant's local currency. The value of any Shares the Participant may acquire under the Plan may decrease below the value of the Shares at vesting (on which the Participant is required to pay taxes) and fluctuations in foreign exchange rates between my local currency and the US Dollar may affect the value of any amounts due to the Participant pursuant to the subsequent sale of any Shares acquired upon vesting. The Company is not making any representations, projections or assurances about the value of the Shares now or in the future.

For further information on risk factors impacting the Company's business that may affect the value of the Shares, the Participant understands the Participant may refer to the risk factors discussion in the Company's Annual Report which is available online at https://www.sec.gov/Archives/edgar/data/1725057/000156459020007850/cday-10k_20191231.htm, as well as on the Company's website at Investor Relations.

The Participant acknowledges that the Participant is permitted to sell Shares acquired under the Plan through the designated Plan Broker appointed by the Company (or such other broker to whom the Participant may transfer the Shares), provided that such sale takes place outside of the Philippines through the facilities of the New York Stock Exchange on which the Shares are listed.

SINGAPORE

1. Private Placement. The grant of the Performance Stock Units is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore and is not regulated by any financial supervisory authority pursuant to any legislation in Singapore. Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. The Participant should note that the Performance Stock Units are subject to section 257 of the SFA and the Participant will not be able to make any subsequent sale of the Shares in Singapore, or any offer of such subsequent sale of the Shares subject to the grant in Singapore, unless such sale or offer is made (i) after six (6) months from the Grant Date or (ii) pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA.

UNITED KINGDOM

1.
Responsibility for Taxes. The following provision supplements Section 4 of the Agreement:

The Participant agrees to be liable for any Tax-Related Items and hereby covenants to pay any such Tax-Related Items, as and when requested by the Company or the Employer or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Participant also agrees to indemnify and keep indemnified the Company and the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Participant’s behalf.

Notwithstanding the foregoing, if the Participant is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision may not apply. In such case, the Participant understands that the Participant may not be able to indemnify the Company for the amount of any income tax not collected from or paid by the Participant and, therefore, any such income tax not so collected from or paid by the Participant within 90 days after the end of the U.K. tax year in which the event giving rise to the Tax-Related Items occurs may constitute a benefit to the Participant on which additional income tax and national insurance contributions may be payable. The Participant acknowledges that the Company or the Employer may recover any such additional income tax and national insurance contributions at any time thereafter by any of the means referred to in the Agreement. However, the Participant is primarily responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime.

2.
Exclusion of Claim. The Participant acknowledges and agrees that the Participant will have no entitlement to compensation or damages insofar as such entitlement arises or may arise from the Participant ceasing to have rights under or to be entitled to the Performance Stock Units under the Plan, whether or not as a result of separation from Service (whether such separation is in breach of contract or otherwise), or from the loss of diminution in value of the Shares underlying the Performance Stock Units. Upon the grant of the Performance Stock Units, the Participant shall be deemed to have waived irrevocably such entitlement.

***********************************************************

CERIDIAN HCM HOLDING INC.

2018 Equity Incentive Plan

Performance Stock Unit Award Agreement

EXHIBIT A - Performance Metrics

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EXHIBIT B

Restrictive Covenants

Participant covenants and agrees that while providing service to the Company or any Subsidiary and for one (1) year following Participant’s separation from Service (whether initiated by Participant or the Company) (the “Non-Compete Period”), Participant shall not:

a.
directly or indirectly hire or solicit the employment or services of any then current employee of the Company or any Subsidiary (this restriction does not prevent (i) general solicitations to the public or (ii) providing employment references for people who are not seeking employment with Participant’s then current third-party employer);

b.
directly or indirectly solicit any then current customer of the Company or any Subsidiary for the purpose of selling or providing that customer any products or services that directly compete with the products or services of the Company or any Subsidiary; and/or

c.
work as an employee or consultant for, or beneficially own more than 5% of the equity or voting securities of, any company or entity that directly competes with the Company’s human capital management business.

During the Non-Compete Period, if Participant intends to seek any employment, consulting or ownership relationship that might violate these covenants, Participant shall provide the Company at least 30 days advance written notice of that intended change. The Company may in its reasonable and sole discretion determine whether or not that intended change would violate these covenants, and shall promptly notify Participant of that determination. In addition to the Company’s other remedies available under applicable law, the Option will expire and be forfeited if Participant breaches the restrictions in these covenants.

EXHIBIT C

OFFER TO AUSTRALIAN RESIDENT PARTICIPANTS

RESTRICTED STOCK UNITS/PERFORMANCE STOCK UNITS

CERIDIAN HCM HOLDING INC.

2018 Equity Incentive Plan

INVESTMENT IN SHARES INVOLVES A DEGREE OF RISK. ELIGIBLE PERSONS WHO PARTICIPATE IN THE ceridian hcm holding inc. 2018 equity Incentive Plan (THE “PLAN”) SHOULD MONITOR THEIR PARTICIPATION AND CONSIDER ALL RISK FACTORS RELEVANT TO THE ACQUISITION OF ORDINARY SHARES UNDER THE PLAN AS SET OUT IN THIS OFFER DOCUMENT AND THE ADDITIONAL DOCUMENTS (AS DEFINED HEREIN). ANY ADVICE CONTAINED IN THIS OFFER DOCUMENT IN RELATION TO THE RESTRICTED STOCK UNITS AND PERFORMANCE STOCK UNITS BEING OFFERED UNDER THE PLAN DOES NOT TAKE INTO ACCOUNT THE OBJECTIVES, FINANCIAL SITUATION AND NEEDS OF ANY INDIVIDUAL PARTICIPANT. BEFORE DECIDING TO PARTICIPATE IN THE PLAN, PARTICIPANTS SHOULD CONSIDER OBTAINING THEIR OWN FINANCIAL PRODUCT ADVICE FROM AN INDEPENDENT PERSON LICENSED BY THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION TO GIVE ADVICE REGARDING PARTICIPATION IN THE PLAN.

OFFER TO AUSTRALIAN RESIDENT PARTICIPANTS

RESTRICTED STOCK UNITS/PERFORMANCE STOCK UNITS

Ceridian HCM Holding Inc.

2018 Equity Incentive Plan

We are pleased to provide you with this offer to participate in the Ceridian HCM Holding Inc. 2018 Equity Incentive Plan (the “Plan”). This Offer Document sets out information regarding the grant of restricted stock units and performance stock units (collectively, the “Awards”) by Ceridian HCM Holding Inc. (the “Company”) under the Plan to certain Australian resident Participants providing Service to the Company and its Australian subsidiaries (“Eligible Participants”). The Plan and this Offer Document are intended to comply with the provisions of the Australian Corporations Act 2001 (Cth) (“Corporations Act 2001”), Australian Securities and Investment Commission (“ASIC”) Regulatory Guide 49 and ASIC Class Order 14/1000.

The purpose of the Plan is to further align the interests of eligible participants with those of the stockholders of the Company by providing incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Plan.

1.
OFFER OF AWARDS

This is an offer made by the Company under the Plan to Eligible Participants of Awards as may be granted from time to time in accordance with the Plan.

2.
TERMS OF GRANT

The specific terms of your grant are set out in:

(i) Performance Stock Unit Award Agreement and Country Addendum (the “RSU Agreement”); and

(ii) Performance Stock Unit Award Agreement and Country Addendum (the “PSU Agreement”).

These documents form part of this Offer Document. The RSU Agreement and the PSU Agreement, together constitute the “Award Agreements”. The rules of the Plan are incorporated into the Award Agreements and this Offer Document by reference. By accepting a grant of RSUs and/or PSUs, you will be bound by the rules of the Plan and your Award Agreements.

The Company and its Australian subsidiaries must comply with any undertaking required to be made in the Offer Document by reason of the ASIC Class Order 14/1000.

3.
ADDITIONAL DOCUMENTS

In addition to the information set out in this “Offer Document,” the following documents also are provided or otherwise made available in conjunction with any RSU and PSU grant (collectively referenced as “Additional Documents”):

(a)
the RSU Agreement;
(b)
the PSU Agreement;
(c)
the Plan (the Plan document);
(d)
the U.S. Prospectus of the Plan; and
(e)
the Australian tax supplement to the U.S. Prospectus entitled “Employee Information Supplement – Performance Stock Units (RSUs)”.

Please note that the U.S. Prospectus of the Plan is not a prospectus for the purposes of the Corporations Act 2001 and has not been modified to reflect the rules specific to offers in Australia. To the extent of any inconsistency between this Offer Document and the U.S. Prospectus of the Plan, the terms of this Offer Document will prevail for Eligible Participants in Australia.

The Additional Documents provide further information necessary to make an informed investment decision in relation to your participation in the Plan. During the period in which RSUs and PSUs may be issued under the Plan, the Company or its Australian subsidiary will, within a reasonable time of an Eligible Participant so requesting, provide the Eligible Participant with a copy of the rules of the Plan, without charge. The Company will take reasonable steps to ensure that any Eligible Participant to whom an offer is made is given a copy of this Offer Document.

4.
RELIANCE ON STATEMENTS

You should not rely upon any oral statements made to you in relation to this offer. You should only rely upon the statements contained in this Offer Document and the Additional Documents when considering your participation in the Plan.

5.
WHAT ARE THE AWARDS?

Each Award is a contractual obligation between the Company and the holder whereby the holder is entitled to receive shares of the Company's common stock, $0.01 par value (“Shares”) at a time in the future from the Company if certain conditions are met. Prior to satisfaction of those conditions and the Company’s issuance of the Shares, the holder of an Award does not have any ownership rights to the underlying Shares. An Award is subject to substantial risk of forfeiture and to restrictions on its sale or other transfer. The Committee is authorized to determine the Eligible Participants to whom, and the time or times at which, Awards will be granted, the form of settlement of the Awards, the number of Shares subject to an Award, the time or times within which an Award will be subject to forfeiture, the time or times at which the restrictions will terminate and all other terms and conditions of the grants.

6. HOW MANY SHARES WILL I RECEIVE UNDER MY AWARD AGREEMENT AND WHAT IS THE PURCHASE PRICE OF THE SHARES?

The number of Shares subject to your Award is set forth in your Award Agreement. Please note that you are not required to pay for your Awards or the Shares that are issuable pursuant to your Awards.

7. DO I HAVE RIGHTS AS A STOCKHOLDER OF THE COMPANY AS A RESULT OF AN AWARD?

No. You will not have the right to receive any cash or stock dividends or to vote the Shares underlying your Awards until you satisfy the terms and conditions of your Award Agreement and the Company actually delivers the underlying Shares to you upon satisfaction of such terms and conditions. The terms and conditions of an Award may include (but are not limited to) a requirement that you remain in the continuous service with the Company for a specified period of time.

8. WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

Any officer, employee, non-employee director, or any natural person who is a consultant or advisor of the Company or any of its subsidiaries is eligible to receive Awards under the Plan. The selection of participants is within the sole discretion of the Committee (as defined below). Designation as a participant in any year does not require the Committee to designate such person to receive an Award in any other year or to receive the same type or amount of Award as granted to the participant in any other year. Incentive stock options may be granted only to employees of the Company and certain of its subsidiaries.

9. HOW MANY SHARES ARE AVAILABLE FOR ISSUANCE UNDER THE PLAN?
13,500,000 Shares are available for issuance pursuant to awards granted under the Plan, subject to adjustment as provided in the Plan. The number of Shares authorized under the Plan will be increased on March 31 of each of the ten (10) calendar years during the term of the Plan, by the lesser of (i) three percent (3%) of the number of Shares outstanding on each January 31 immediately prior to the date of increase or (ii) such number of Shares as determined by the Company's Board of Directors (the "Board") or Committee.

10. HOW CAN I OBTAIN THE UPDATED AUSTRALIAN DOLLAR EQUIVALENT OF THE CURRENT FAIR MARKET VALUE OF A SHARE AND ADDITIONAL INFORMATION REGARDING THE PLAN?

Within a reasonable period following your request, the Company, through your local contact, will provide you, for informational purposes only, with the Australian dollar equivalent of the Fair Market Value for a Share.

The Australian dollar equivalent will be calculated using the relevant exchange rate published by the Reserve Bank of Australia on the previous business day.

The Australian dollar equivalent of that price can be obtained at: http://www.rba.gov.au/statistics/frequency/exchange-rates.html

The Fair Market Value of a Share shall be the closing price at which Shares shall have been sold on that date or the last trading date prior to that date as reported by the New York Stock Exchange and published in The Wall Street Journal.

11. ADDITIONAL INFORMATION RELEVANT TO AUSTRALIAN-RESIDENT PARTICIPANTS

Any advice given by the Company in connection with the offer under the Plan is general advice only, and Eligible Participants should consider obtaining their own financial product advice from an independent person who is licensed by ASIC to give such advice.

Please note that following your satisfaction of the terms and conditions of your Awards and the Company’s issuance of the underlying Shares, if you offer your Shares for sale to a person or entity resident in Australia, your offer may be subject to disclosure requirements under Australian securities law. You should obtain legal advice on your personal disclosure obligations prior to making any such offer.

11.1 Who administers the Plan?

The Plan is administered by either (i) the Compensation Committee of the Board, (ii) such other committee of the Board appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board (in each case, the “Committee”).

The Committee has all powers and discretion necessary or appropriate to administer the Plan, including, but not limited to, the power to:

•
determine the eligible persons to whom Awards will be granted under the Plan;
•
prescribe the restrictions, terms and conditions of all Awards;
•
interpret the Plan and terms of the Awards;
•
adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules;
•
make all determinations with respect to a participant’s service and the termination of such service for purposes of any Award;

•
correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder;
•
make all determinations it deems advisable for the administration of the Plan;
•
decide all disputes arising in connection with the Plan, and to otherwise supervise the administration of the Plan;
•
subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan;
•
accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change of Control (as defined in the Plan) or upon termination of service under certain circumstances, as set forth in the Award Agreement or otherwise); and
•
adopt such procedures, modifications and sub-plans as are necessary or appropriate to permit participation in the Plan by eligible persons who are foreign nationals or employed outside of the United States.

All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or employees of the Company, such administrative duties or powers as it may deem advisable.

The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan. However, no such amendment, modification, suspension or termination of the Plan may adversely affect any Award previously granted without the consent of the participant or the permitted transferee of the Award. The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary or advisable. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a participant to the extent required or it deems necessary, in its sole discretion, to comply with, take into account change in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

11.2 What is an ordinary share of the Company?

Common stock in a U.S. corporation is the same as ordinary shares of an Australian corporation. Each holder of common stock is entitled to one vote for every Share held in the Company.

Dividends may be paid on the Shares out of any funds of the Company legally available for dividends at the discretion of the Company’s Board of Directors.

The Company has issued and outstanding one class of capital stock, the Shares. Holders of Shares are entitled to one vote per share on matters submitted to shareholders for approval.

The Shares are listed and traded on the New York Stock Exchange under the ticker symbol “CDAY”.

The Shares are not subject to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.

11.3 What additional risk factors apply to Australian residents’ participation in the Plan?

Eligible Participants should consider the risk factors relevant to investment in securities generally and, in particular, to the holding of Shares. You should be aware that in addition to fluctuations in value caused by the performance of the Company, the Australian dollar value of your Shares, as well as the Exercise Price for your Shares, will be affected by the U.S.$/A$ exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.

There is no guarantee that the price of the Shares will increase. Factors which may affect the price of the Shares include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.

More information about potential factors that could affect the Company’s business and financial results are included in the Company’s most recent Annual Report on Form 10-K and the Company’s Quarterly Report on Form 10-Q. Copies of these reports are available at http://www.sec.gov/ and on the Company's investor relations website at https://investors.ceridian.com/overview/default.aspx

11.4 What are the Australian taxation consequences of participating in the Plan?

Please see the Additional Documents entitled “Employee Information Supplement – Performance Stock Units/Performance Stock Units ” for information regarding the Australian tax treatment of your Award.

11.5 What are the U.S. tax consequences of participation in the Plan?

Eligible Participants will not be subject to U.S. tax consequences by reason only of the acquisition of Shares under the Plan and/or the sale of Shares under the Plan. However, liability to U.S. taxes may accrue if a Participant is otherwise subject to U.S. taxes.

Again, the above is an indication only of the likely U.S. tax consequences for Australian resident Eligible Participants who accept Awards granted under the Plan. Eligible Participants should seek advice as to the U.S. tax consequences of participation from their personal tax advisers.

12. RESTRICTION ON CAPITAL RAISING 5% LIMIT

In addition to any other limitations as identified in this Offer Document, the Plan or as prescribed by the Committee from time to time under the terms of the Plan, there is an overall restriction on the number of Shares that can be issued to Australian Participants pursuant to ASIC Class Order 14/1000.

* * * * *

We urge you to carefully review the information contained in this Offer Document and the Additional Documents. If you have any questions, please contact: HCMStockEquityAward@Ceridian.com